UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):              April 24, 2003




                         The Robert Mondavi Corporation
             (Exact name of registrant as specified in its charter)


          California                     33-61516                94-2765451
---------------------------------  -----------------------   ------------------
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


              841 Latour Court
              Napa, California                                 94558
---------------------------------------------        --------------------------
  (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code:          (707) 226-1395

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURES.

     On April 24, 2003 The Robert Mondavi Corporation issued the press release attached as Exhibit A to this report.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        The Robert Mondavi Corporation
                                        (Registrant)

              April 24, 2003
Date:                                    By:  /S/ Henry J. Salvo, Jr.
                                            -----------------------------------
                                                  Henry J. Salvo, Jr.
                                                  Executive Vice President,
                                                  Chief Financial Officer